EXHIBIT 10.2

                                           Effective Date:  October 26, 1998

                            INCENTIVE STOCK OPTION

                                  Granted by

                            TEMPTRONIC CORPORATION
                      (hereinafter called the "Company")

                                      to

                                William M. Stone
                      (hereinafter called the "Holder")

                              Under the Company's



                1998 Incentive and Non-Statutory Stock Option Plan


     For valuable consideration, the receipt of which is hereby acknowledged, the Company hereby grants to the Holder the following option:

     1. Grant of Option. Subject to the terms and conditions hereinafter set forth, the Holder is hereby given the right and option to purchase from the Company, at an option price of $3.75 per share, an aggregate of 50,000 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), at the time and in the manner herein provided. Subject to earlier termination pursuant to Section 8 hereof, the Holder shall have the right and option to purchase any or all of such shares in accordance with the following schedule:

     (a) 10,000 of such shares on and after the first anniversary of the effective date of this option as set forth above (the "Effective Date"); and

     (b) an additional 10,000 of such shares on and after each of the next succeeding four anniversaries of the Effective Date, until the Holder shall have the right to purchase all of the shares.

This option shall terminate in all respects, and all rights and options to purchase shares hereunder shall terminate, ten years from the Effective Date. The right to purchase shares hereunder shall be cumulative.

     2. Exercise of Option. Purchase of any shares hereunder shall be made by delivery to the Company of a written notice of exercise specifying the number of shares with respect to which the option is to be exercised and the address to which the certificate representing such shares is to be mailed, accompanied by (a) cash, certified or bank check or postal money order payable to the order of the Company for an amount equal to the option price of such shares, (b) shares of Common Stock of the Company having a fair market value equal to or less than the option price of such shares accompanied by cash or a certified or bank check or postal money order in an amount equal to the


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difference, if any, between the option price of such shares and the fair market value of such shares. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in accordance with procedures adopted by the Company's board of directors (the "Board") or its option committee (the
"Committee").

     3. Conditions and Limitations. As a condition precedent to any exercise of this option, the Holder (or if any other individual or individuals are exercising this option, such individual or individuals) shall deliver to the Company an investment letter in form and substance satisfactory to the Company and its counsel which shall contain among other things a statement in writing:
(a) that the option is then being exercised for the account of the Holder and only with a view to investment in, and not for, in connection with or with a view, to the disposition of, the shares with respect to which the option is then being exercised; (b) that the Holder has been advised that Rule 144 of the Securities and Exchange Commission (the "Commission"), which permits the resale, subject to various terms and conditions, of small amounts of "restricted securities" (as therein defined) after they have been held for two years, does not now apply to the Company because the Company is not now required to file, and does not file, current reports under the Securities Exchange Act of 1934 (the "Exchange Act"), nor is there publicly available information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports; (c) that the Holder understands that there is no assurance that the Company will ever become a reporting company under the Exchange Act and that the Company has no obligation to the Holder to do so; (d) that the Holder and Holder's representatives have fully investigated the Company and the business and financial conditions concerning it and have knowledge of the Company's then current corporate activities and financial condition; (e) that the Holder believes that the nature and amount of the shares being purchased are consistent with Holder's investment objectives, abilities and resources; and
(f) that the Holder understands, acknowledges and agrees to comply with the rights of first refusal and repurchase rights of the Company set forth or referred to in Section 9 hereof and any other restrictions on the disposition of such shares set forth or referred to herein. The restrictions imposed by this Section and any investment representation made pursuant to this Section shall be inoperative upon the registration with the Commission of the stock subject to this option or acquired through the exercise of this option.

     The Holder also agrees for a period of up to 180 days from the effective date of any registration of securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of this option, without the prior written consent of the Company and such underwriters.


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     4.  Delivery of Shares.  Within a reasonable time following the receipt by the Company of payment of the option price for the shares to be purchased hereunder and the investment letter referred to in Section 3, the Company will deliver or cause to be delivered to the Holder (or if any other individual or individuals are exercising this option, to such individual or individuals) at the address specified pursuant to Section 2 hereof a certificate or certificates for the number of shares with respect to which the option is then being exercised, registered in the name of the Holder (or the name or names of the individual or individuals exercising the option, either alone or jointly with another person or persons with rights of survivorship, as the individual or individuals exercising the option shall prescribe in writing to the Company); provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent shall have deposited such certificate or certificates in the United States mail, addressed to the Holder (or such individual or individuals) at the address so specified; and provided further that if any law, regulation or order of the Commission or other body having jurisdiction in the premises shall require the Company or the Holder (or the individual or individuals exercising this option) to take any action in connection with the sale of the shares then being purchased, then, subject to the other provisions of this paragraph, the date on which such sale shall be deemed to have occurred and the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action, it being understood that the Company shall have no obligation to take and complete any such action.

     5. Adjustments Upon Changes in Capitalization. The existence of this option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number, class, and per share price of shares of stock subject to this option shall be appropriately adjusted in such a manner as to entitle the Holder to receive upon exercise of this option, for the same aggregate cash consideration, the same total number and class of shares that the owner of an equal number of outstanding shares of Common Stock would own as a result of the event requiring the adjustment.

     Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to this option.


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     6.  Effect of Certain Transactions.  If the Company is a party to a merger or reorganization with one or more other corporations, whether or not the Company is the surviving or resulting corporation, or if the Company consolidates with or into one or more other corporations, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets to another corporation (each hereinafter referred to as a "Transaction"), in any case while this option remains outstanding: (a) subject to the provisions of clause (c) below, after the effective date of such Transaction this option shall remain outstanding and shall be exercisable in shares of Common Stock or, if applicable, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of such Transaction; (b) the Board may accelerate the time for exercise of this option, so that from and after a date prior to the effective date of such Transaction this option shall be exercisable in full; or (c) this option may be canceled by the Board as of the effective date of such Transaction, provided that notice of such cancellation shall be given to the Holder and the Holder shall have the right to exercise this option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of this option pursuant to clause (a) above, in part or in full, prior to the effective date of such Transaction.

     7. Rights of Holder. No person shall, by virtue of the granting of this option to the Holder, be deemed to be a holder of any shares purchasable under this option or to be entitled to the rights or privileges of a holder of such shares unless and until this option has been exercised with respect to such shares and they have been issued pursuant to that exercise of this option.

     The granting of this option shall not impose upon the Company any obligations to employ or to continue to employ the Holder; and the right of the Company to terminate the employment of the Holder shall not be diminished or affected by reason of the fact that this option has been granted to the Holder.

     Nothing herein contained shall impose any obligation upon the Holder to exercise this option.

     Although this option is intended to qualify as an incentive stock option under the Internal Revenue Code of 1986, the Company makes no representation as to the tax treatment to the Holder upon receipt or exercise of this option or sale or other disposition of the shares covered by this option.

     At all times while any portion of this option is outstanding, the Company shall: reserve and keep available, out of shares of its authorized and unissued stock or reacquired shares, a sufficient number of shares of its Common Stock to satisfy the requirements of this option; comply with the terms of this option promptly upon exercise of the option rights; and pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of shares pursuant to the exercise of this option.

     8. Transfer and Termination. This option is not transferable by the Holder otherwise than by will or the laws of descent and distribution.

     This option is exercisable, during the Holder's lifetime, only by him, and by him only while he is an employee of the Company, except that in the event that such employment terminates for any reason other than for cause as

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determined by the Company (in which event this option shall terminate on the date of termination of employment) and other than by reason of death, the Holder shall have the right to exercise this option within 90 days after the date he ceases to be an employee of the Company (but not later than the expiration date of this option) with respect to the shares which were purchasable by him by exercise of this option at the time of such cessation of employment. As used in this paragraphs, "cause" shall mean (a) any material breach by the Holder of any agreement to which the Holder and the Company are both parties, (b) any act (other than retirement) or omission to act by the Holder which may have a material and adverse effect on the Company's business or on the Holder's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (c) any material misconduct or material neglect of duties by the Holder in connection with the business or affairs of the Company or any affiliate of the Company. An employment relationship between the Company and the Holder shall be deemed to exist, for purposes of this option, during any period in which the Holder is employed in any capacity by the Company or any subsidiary of the Company.

     In the event of the death of the Holder while he has the right to exercise this option, his executors, administrators, heirs or legatees, as the case may be, shall have the right to exercise this option at any time within one year after his death (but not after the termination date of this option) with respect to the shares which were purchasable by the Holder as of the date of his death.

     9. Company Purchase Rights. During the term of this option and thereafter, no shares purchased upon exercise of this option (or obtained by way of stock dividend, stock split or other distribution with respect to such shares) shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, by operation of law or otherwise (collectively "transferred") to any person at any time or times whatsoever, except as specifically provided in this Section 9.

         (a) Right of First Refusal. If at any time the Holder shall receive a bona fide offer (an "Offer") in writing acceptable to him to purchase any or all of his shares, the Holder shall give written notice to the Company of the terms of the Offer, including the name of the offeror, the price and the terms of payment. Thereupon, the Company shall have the right and option (the "Buyback Option") for 60 days after such notice is given to purchase not less than all the shares so offered, at a price (the "Buyback Price") which shall be the lower of (i) the current fair market value of the Common Stock, as determined by an independent appraiser within one year prior or 45 days subsequent to the date of the Offer, and (ii) the price stated in the Offer.

         The exercise by the Company of its right to purchase the shares upon the terms of the Offer must be made by notice to the Holder prior to the expiration of the applicable period referred to above. Such notice shall set forth a time and place of closing no later than 30 days after the date of such notice. At such closing, the Holder shall deliver the stock certificate or certificates representing the shares, duly endorsed for transfer; and upon such delivery the Company shall pay the Buyback Price to the Holder in cash or by check.


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

         In the event that the Company does not elect to purchase the Holder's shares as herein provided, then the Holder may sell, at any time within 30 days of the expiration of the option period provided herein, the number of shares specified in the Offer to the person who made the Offer and pursuant to the terms of the Offer. In the event that the Holder does not sell the shares pursuant to the Offer within such 30-day period, the shares shall be subject to the terms, provisions and restrictions provided for in this Section as if the Holder had never submitted the sale notice to the Company as aforesaid.

         (b) Repurchase Option. Upon termination of the Holder's employment with the Company at any time, by either the Company or the optionee and for any reason whatsoever including death or disability, the Company shall have the option to repurchase (the "Repurchase Option") any or all of the Holder's shares at the current fair market value of the Common Stock, as determined by an independent appraiser within one year prior or 45 days subsequent to the date of termination of the Holder's employment (the "Repurchase Price"). The Company shall have the right to exercise the Repurchase Option for the Holder's shares at any time within 90 days after the termination of the Holder's employment.

     In the event the Company shall be entitled to and shall elect to exercise the Repurchase Option, it shall give to the Holder a written notice specifying the number of shares which the Company elects to purchase and specifying a date for closing hereunder which date shall be not more than 30 calendar days after the giving of such notice. At such closing, the Holder shall deliver the stock certificate or certificates representing the shares, duly endorsed for transfer; and upon such delivery the Company shall pay the Repurchase Price to the Holder in cash or by check.

     For purposes of the Repurchase Option and the Buyback Option, the term "shares" shall mean any and all new, substituted or additional securities or other property issued to the Holder, by reason of his ownership of Common Stock, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all, or substantially all, of the assets of the Company. The Repurchase Option and Buyback Option shall terminate on the effective date of a registration statement under the Securities Act of 1933, as amended, pursuant to which securities of the Company with an aggregate sale price in excess of $1,000,000 are sold to the public.

         (c) Legends. Any certificate representing shares of stock subject to the provisions of this Section 9 may have endorsed thereon one or more legends, substantially as follows:

     (i) "Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor."


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     (ii) "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required."

     10. Notice. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered at the office of the Company, 55 Chapel Street, Newton, MA 02158, attention of the President, or such other address as the Company may hereafter designate.

     Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

     11. Appraisal of Shares. Wherever in this option provisions are made for a determination of the fair market value of the Common Stock by an independent appraiser, such requirement shall be satisfied by an appraisal effected by the independent appraiser acting under the provisions of the Company's Equity Participation Plan.

     12. Government and Other Regulations; Governing Law. This option is subject to all laws, regulations and order of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that he will not exercise the option granted hereby nor will the Company be obligated to issue any shares of stock hereunder if the exercise thereof or the issuance of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof. Without limiting the generality of the foregoing, the Company shall not be obligated to issue any such shares if in the Company's sole judgment to do so would cause the Company or such issue not to be in compliance with the requirements of Rule 504 promulgated under the Securities Act of 1933 as amended. The Company shall use reasonable efforts in order to cause the exercise of this option or the issuance of shares pursuant hereto to comply with any such law, regulation, order or provision. In the event that the Company has failed, after using its reasonable efforts for a period of one year, to cause compliance with any such law, regulation, order or provision to be effected, the Company shall pay the Holder an amount in cash equal to the difference between the exercise price and the fair market value (as determined by an independent appraiser) of the shares then purchasable hereunder, in consideration for the Holder's release of all rights hereunder relating to such shares.

     This option is and shall be subject in every respect to the provisions of the Company's 1998 Incentive and Non-Statutory Stock Option Plan, as amended from time to time, which is incorporated herein by reference and made a part hereof. The Holder hereby accepts this option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict


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between the terms hereof and those of the Plan, the latter shall prevail; and
(b) all decisions under and interpretations of the Plan by the Committee or the Board shall be final, binding and conclusive upon the Holder and his heirs and legal representatives.

     This option shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     12. Effective Date; Shareholder Approval. This option shall be effective on the Effective Date; provided, however, that this option shall be null and void, and no portion of this option shall be exercisable or exercised, in the event that the shareholders of the Company have not approved the Plan by the first anniversary of the Effective Date.

     IN WITNESS WHEREOF, the parties have executed this option, or caused this option to be executed, as of the effective date.

                                       TEMPTRONIC CORPORATION



                                   By: /s/ Thomas Gerendas
                                       --------------------------

Acknowledged and accepted:



/s/ William M. Stone
----------------------------
Holder


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